UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2023

 ____________________________________________________________________
CHORD ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2023. At the Annual Meeting, the Company’s shareholders were requested to: (1) elect nine directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2024 Annual Meeting of Shareholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2023 (the “Definitive Proxy Statement”); and (4) approve, on an advisory basis, the selection of the frequency of future advisory votes on named executive officer compensation.

With respect to the advisory proposal concerning the frequency of future advisory votes on executive compensation, consistent with the recommendation of the Company’s Board of Directors, shareholders cast the highest number of votes for an annual frequency instead of a biennial (every two years) or a triennial (every three years) frequency. In light of this vote and other factors, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation. Accordingly, the Company will include an advisory vote on executive compensation every year in its future proxy materials until the next shareholder vote on the frequency of such votes. The Company will re-evaluate the determination in connection with its next shareholder advisory vote regarding the frequency of future advisory votes on executive compensation.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Definitive Proxy Statement:
1.Each of the directors that were up for election was elected for a term of one year. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Douglas E. Brooks	30,149,945	3,233,371	14,322	2,881,808
Daniel E. Brown	33,280,259	103,219	14,160	2,881,808
Susan M. Cunningham	32,717,682	664,725	15,231	2,881,808
Samantha F. Holroyd	33,246,234	136,079	15,325	2,881,808
Paul J. Korus	33,270,548	111,978	15,112	2,881,808
Kevin S. McCarthy	32,980,184	402,682	14,772	2,881,808
Anne Taylor	32,954,954	427,458	15,226	2,881,808
Cynthia L. Walker	32,957,889	424,219	15,530	2,881,808
Marguerite N. Woung-Chapman	32,649,648	732,635	15,355	2,881,808
2.PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2023. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
36,028,029	227,369	24,048
3.The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
29,224,397	4,065,142	108,099	2,881,808
4.The Board proposal seeking approval, on an advisory basis, of the selection of the frequency of future advisory votes on named executive officer compensation. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
32,569,637	4,355	806,776	16,870	2,881,808

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHORD ENERGY CORPORATION (Registrant)

Date: May 1, 2023	By:	/s/ Michael H. Lou
Michael H. Lou
Executive Vice President and Chief Financial Officer

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